UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
  December 28, 2010

Titanium Asset Management Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-53352	20-8444031
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

777 E. Wisconsin Avenue, Milwaukee, Wisconsin		53202-5310
(Address of principal executive offices)		(Zip Code)

(414) 765-1980
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On December 28, 2010, Titanium Asset Management Corp. executed an amendment to the membership interest purchase agreement pursuant to which it acquired 100% of the membership interests of Boyd Watterson Asset Management, LLC (BWAM).  Titanium entered into the purchase agreement on November 7, 2008 with BWAM, BWAM Holdings, LLC, and the common members and, for limited purposes, the preferred members of BWAM Holdings, LLC, and the purchase agreement provides for a deferred payment to the sellers of up to $8,000,000, if BWAM achieves certain revenue run rates.  As previously reported, BWAM has significantly exceeded the revenue run rate required to entitle the sellers to the highest possible deferred payment of $8,000,0000.  The amendment to the purchase agreement accelerates the measurement date for the deferred payment under the purchase agreement to November 30, 2010 and provides that the deferred payment will be made all in cash, with half payable prior to December 31, 2010 and the other half payable on January 3, 2011.  In connection with the deferred payment, the purchase agreement continues to provide for the delivery of 192,000 shares of common stock, which will be issued to the sellers on January 3, 2011.

The amendment to the membership interest purchase agreement is attached hereto as an exhibit and is incorporated herein by reference.  The foregoing description of the amendment does not purport to be complete and is qualified in its entirety by reference to such exhibit.  Other than those members of BWAM Holdings, LLC who serve as officers and employees of BWAM, Titanium and its affiliates do not have any material relationship with the other parties to the purchase agreement except for the agreement.  A copy of the press release announcing the amendment is attached hereto as an exhibit and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

The following exhibits are being filed herewith:

2.1
Amendment No. 2 to Membership Interest Purchase Agreement, dated as of December 28, 2010, among Titanium Asset Management Corp., Boyd Watterson Asset Management, LLC and Michael E. Bee, acting in his capacity as the agent and attorney in fact with the authority to act on behalf of BWAM Holdings, LLC, the common members of BWAM Holdings, LLC and, for limited purposes, the preferred members of BWAM Holdings, LLC.

99.1	Press release of Titanium Asset Management to the AIM, a market operated by the London Stock Exchange, dated December 29, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TITANIUM ASSET MANAGEMENT CORP.

Date: December 30, 2010	By:	/s/ Jonathan Hoenecke
Name: Jonathan Hoenecke
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1
Amendment No. 2 to Membership Interest Purchase Agreement, dated as of December 28, 2010, among Titanium Asset Management Corp., Boyd Watterson Asset Management, LLC and Michael E. Bee, acting in his capacity as the agent and attorney in fact with the authority to act on behalf of BWAM Holdings, LLC, the common members of BWAM Holdings, LLC  and, for limited purposes, the preferred members of BWAM Holdings, LLC.

99.1	Press release of Titanium Asset Management to the AIM, a market operated by the London Stock Exchange, dated December 29, 2010.